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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): July 10, 1998
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                     Commodore Separation Technologies, Inc.
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             (Exact name of registrant as specified in its charter)




 Delaware                               0-22291                  11-3299195
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(State or other jurisdiction          (Commission             (I.R.S. Employer
 of incorporation)                    File Number)           Identification No.)


3240 Town Point Drive, Suite 200
Kennesaw, Georgia                                                  30144
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (770) 422-1518
                                                    --------------

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          (Former Name or Former Address, if Changed Since Last Report)


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                           CURRENT REPORT ON FORM 8-K

                     COMMODORE SEPARATION TECHNOLOGIES, INC.

                                  July 10, 1998


Item 5.  Other Events.

         On July 10, 1998, Mr. Michael D. Fullwood resigned as Senior Vice President, Chief Financial and Administrative Officer, Secretary and General Counsel of Commodore Separation Technologies, Inc. (the "Company") and the Company's parent Commodore Applied Technologies, Inc. ("Applied"). Mr. Fullwood has indicated that he has resigned as an officer of the Company and Applied in order to accept an executive position with another corporation. The Company is currently in the process of searching for a suitable replacement or replacements to fill the positions vacated by Mr. Fullwood.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                     COMMODORE SEPARATION TECHNOLOGIES, INC.



Date:  July 10, 1998            By: /s/ Paul E. Hannesson
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                                        Paul E. Hannesson, Chairman of the Board
                                        and Chief Executive Officer